EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	June 30, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here      the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,577	$11,384	$9,091
	b. Total Assets	$84,387	$83,547	$79,809
	c. Current Liabilities	$5,711	$5,282	$3,740
	d. Total Liabilities	$73,793	$70,300	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$1,882	$1,591	$11,037
	b. Total Disbursements	$(1,624)	$(2,137)	$(8,510)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$258	$(546)	$2,527
	d. Cash Balance Beginning of Month	$3,179	$3,725	$910
	e. Cash Balance End of Month (c + d)	$3,437	$3,179	$3,437

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$(2,671)	$50	$(2,421)
5.	Account Receivables (Pre and Post-Petition)	$4,861	$4,772
6.	Post-Petition Liabilities	$3,265	$3,674
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of June 30, 2019.

At the end of this reporting month:		Yes	No
8.
Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file?		✓
14.	Was there any post-petition borrowing during this reporting period?		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	August 15, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED JUNE 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,132	$—	$1,132
Natural gas		314	—	314
Total operating revenues		1,446	—	1,446
Operating Expenses
Cost of electricity		403	—	403
Cost of natural gas		16	—	16
Operating and maintenance		582	—	582
Wildfire-related claims, net of insurance		3,900	—	3,900
Depreciation, amortization, and decommissioning		266	—	266
Total operating expenses		5,167	—	5,167
Operating Loss		(3,721)	—	(3,721)
Interest income		8	—	8
Interest expense		(17)	—	(17)
Other income, net		20	1	21
Reorganization items, net	Item 15	(22)	(1)	(23)
Loss Before Income Taxes		(3,732)	—	(3,732)
Income tax benefit		(1,063)	1	(1,062)
Net Loss		(2,669)	(1)	(2,670)
Preferred stock dividend requirement		1	—	1
Loss Attributable to Common Stock		$(2,670)	$(1)	$(2,671)

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH JUNE 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$5,737	$—	$5,737
Natural gas		2,216	—	2,216
Total operating revenues		7,953	—	7,953
Operating Expenses
Cost of electricity		1,435	—	1,435
Cost of natural gas		447	—	447
Operating and maintenance		4,044	(14)	4,030
Wildfire-related claims, net of insurance		3,900	—	3,900
Depreciation, amortization, and decommissioning		1,593	—	1,593
Total operating expenses		11,419	(14)	11,405
Operating Loss		(3,466)	14	(3,452)
Interest income		43	2	45
Interest expense		(160)	(2)	(162)
Other income, net		129	7	136
Reorganization items, net	Item 15	(168)	(15)	(183)
Loss Before Income Taxes		(3,622)	6	(3,616)
Income tax benefit		(1,205)	3	(1,202)
Net Loss (1)		(2,417)	3	(2,414)
Preferred stock dividend requirement		7	—	7
Loss Attributable to Common Stock		$(2,424)	$3	$(2,421)
(1) Petition Date to Date net loss will not agree to the net loss shown in the statement of cash flows, which is for the six months ended June 30, 2019.

UNAUDITED BALANCE SHEETS
AS OF JUNE 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$3,036	$423	$3,459
Accounts receivable
Customers (net of allowance for doubtful accounts of $39)	Item 4	1,260	—	1,260
Accrued unbilled revenue		991	—	991
Regulatory balancing accounts		1,884	—	1,884
Other		2,621	121	2,610
Regulatory assets		212	—	212
Inventories	Item 3
Gas stored underground and fuel oil		99	—	99
Materials and supplies		509	—	509
Income taxes receivable		1	2	18
Other		535	—	535
Total current assets		11,148	546	11,577
Property, Plant, and Equipment
Electric		60,967	—	60,967
Gas		22,428	—	22,428
Construction work in progress		2,563	—	2,563
Other Plant in Service		18	2	20
Total property, plant, and equipment		85,976	2	85,978
Accumulated depreciation		(25,725)	(2)	(25,727)
Net property, plant, and equipment	Item 7	60,251	—	60,251
Other Noncurrent Assets
Regulatory assets		5,349	—	5,349
Nuclear decommissioning trusts		3,016	—	3,016
Operating lease right of use asset		2,653	9	2,662
Income taxes receivable		66	79	67
Other		1,325	12,891	1,465
Total other noncurrent assets		12,409	12,979	12,559
TOTAL ASSETS		$83,808	$13,525	$84,387

UNAUDITED BALANCE SHEETS
AS OF JUNE 30, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		1,678	—	1,679
Regulatory balancing accounts		1,370	—	1,370
Other		688	38	593
Operating lease liabilities		543	3	546
Disputed claims and customer refunds		—	—	—
Interest payable		5	—	5
Wildfire-related claims		100	—	100
Other		1,420	(17)	1,418
Total current liabilities		5,804	24	5,711
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		9,038	—	9,038
Pension and other postretirement benefits		1,996	—	1,996
Asset retirement obligations		6,111	—	6,111
Deferred income taxes	Item 8	2,474	(120)	2,354
Operating lease liabilities		2,110	6	2,116
Other		2,408	59	2,357
Total noncurrent liabilities		25,637	(55)	25,472
Liabilities Subject to Compromise	Item 9	41,829	781	42,610
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,034	13,014
Additional paid-in capital		8,550	—	—
Reinvested earnings		409	(250)	(2,663)
Accumulated other comprehensive (loss) income		(1)	(9)	(9)
Total shareholders’ equity		10,538	12,775	10,342
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$83,808	$13,525	$84,387

UNAUDITED STATEMENTS OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 2019

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Cash Flows from Operating Activities
Net loss (1)	$(2,417)	$4	$(2,413)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and decommissioning	1,593	—	1,593
Allowance for equity funds used during construction	(45)	—	(45)
Deferred income taxes and tax credits, net	(920)	5	(915)
Reorganization items, net (Item 15)	91	(1)	90
Other	34	19	53
Effect of changes in operating assets and liabilities:
Accounts receivable	(64)	10	(54)
Wildfire-related insurance receivable	35	—	35
Inventories	(41)	—	(41)
Accounts payable	206	(47)	159
Wildfire-related claims	(14)	—	(14)
Income taxes receivable/payable	4	1	5
Other current assets and liabilities	(8)	(7)	(15)
Regulatory assets, liabilities, and balancing accounts, net	(34)	—	(34)
Liabilities subject to compromise	4,215	6	4,221
Other noncurrent assets and liabilities	141	(9)	132
Net cash provided by operating activities	2,776	(19)	2,757
Cash Flows from Investing Activities
Capital expenditures	(2,410)	—	(2,410)
Proceeds from sales and maturities of nuclear decommissioning trust investments	517	—	517
Purchases of nuclear decommissioning trust investments	(547)	—	(547)
Other	6	—	6
Net cash used in investing activities	(2,434)	—	(2,434)
Cash Flows from Financing Activities
Proceeds from debtor-in-possession credit facility	1,850	—	1,850
Repayments of debtor-in-possession credit facility	(350)	—	(350)
Debtor-in-possession credit facility debt issuance costs	(95)	(16)	(111)
Common stock issued	—	85	85
Other	(6)	—	(6)
Net cash provided by financing activities	1,399	69	1,468
Net change in cash, cash equivalents, and restricted cash	1,741	50	1,791
Cash, cash equivalents, and restricted cash at January 1	1,302	373	1,675
Cash, cash equivalents, and restricted cash at June 30	$3,043	$423	$3,466
Less: Restricted cash and restricted cash equivalents included in other current assets	(7)	—	(7)
Cash and cash equivalents at June 30	$3,036	$423	$3,459

(1) Cash flow statement is for the six months ended June 30, 2019. Cash flow net loss will not agree to net loss as shown on the Petition Date to Date income statement.

Supplemental disclosures of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$(19)	$(2)	$(21)
Supplemental disclosures of noncash operating activities
Operating lease liabilities arising from obtaining ROU assets	$2,807	$9	$2,816
Supplemental disclosures of noncash investing and financing activities
Capital expenditures financed through accounts payable	$836	$—	$836

1.    BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “UCC”). On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants (the “TCC”).

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement, when reported on a quarterly basis, may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2.    CHAPTER 11 FILING

Background and First Day Motions

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, PG&E Corporation and the Utility to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use PG&E Corporation’s and the Utility’s cash management system; and (c) pay certain pre-petition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

Exclusivity Order

On May 23, 2019, the Bankruptcy Court entered an order (the “Exclusivity Order”) pursuant to section 1121(d) of the Bankruptcy Code, extending PG&E Corporation’s and the Utility’s exclusive periods in which to file a Chapter 11 plan of reorganization (the “Exclusive Filing Period”) and solicit acceptances thereof (the “Exclusive Solicitation Period”). Pursuant to the Exclusivity Order, PG&E Corporation’s and the Utility’s Exclusive Filing Period is extended to, and including, September 26, 2019, and PG&E Corporation’s and the Utility’s Exclusive Solicitation Period is extended to, and including, November 26, 2019.

On June 25, 2019, the Ad Hoc Committee of Senior Unsecured Noteholders of the Utility (the “Ad Hoc Noteholder Committee”) submitted a motion, pursuant to section 1121(d)(1) of the Bankruptcy Code, for the entry of an order terminating the Exclusive Filing Period and the Exclusive Solicitation Period. The Ad Hoc Noteholder Committee annexed to its motion a “Term Sheet for Plan of Reorganization.” On July 17, 2019, the Ad Hoc Noteholder Committee filed with the Bankruptcy Court an amended version of the term sheet, along with a commitment letter with respect to certain financings described therein. Certain third parties have filed joinders and statements in support with the Bankruptcy Court with respect to the Ad Hoc Noteholder Committee’s motion, but such parties have not taken any position on the plan construct described by the term sheet. These third parties include TURN, two collective bargaining units representing the Utility’s employees, and the UCC. On July 18, 2019, the Debtors filed an objection to the Ad Hoc Noteholder Committee’s motion with the Bankruptcy Court, requesting that the motion be denied. Also on July 18, 2019, the Ad Hoc Group of Subrogation Claim Holders (the “Ad Hoc Subrogation Group”), the TCC, and certain owners of common stock of PG&E Corporation (the “Shareholder Group”) filed objections to the Ad Hoc Noteholder Committee’s motion with the Bankruptcy Court. At a hearing on July 24, 2019, the Bankruptcy Court granted an oral motion of the CPUC and the Governor’s office to adjourn the hearing on the Ad Hoc Noteholder Committee’s motion from July 24, 2019 to August 13, 2019, to allow the Debtors, the CPUC, the Governor’s office, and other parties in interest time to engage in discussions regarding the formulation of a potential protocol for the efficient submission and consideration of Chapter 11 plan proposals. On August 7, 2019, the Ad Hoc Noteholder Committee submitted a statement with the Bankruptcy Court, criticizing the protocol proposed by the CPUC and including as an exhibit its own proposed “Alternative Protocol” to govern a competitive plan process. In addition, the Ad Hoc Noteholder Committee annexed to its statement a second amended version of the term sheet and a revised version of the commitment letter. On that same date, the Ad Hoc Subrogation Group withdrew its objection to the Ad Hoc Noteholder Committee’s motion. On August 9, 2019, the CPUC advised the Bankruptcy Court that the parties were unable to reach agreement on a protocol for the submission of Chapter 11 plan proposals.

On July 23, 2019, the Ad Hoc Subrogation Group submitted its own motion, pursuant to section 1121(d)(1) of the Bankruptcy Code, to terminate the Exclusive Filing Period and the Exclusive Solicitation Period, which included as an exhibit a “Restructuring Term Sheet.” On August 6, 2019, the Debtors filed an objection to the Ad Hoc Subrogation Group’s motion with the Bankruptcy Court, requesting that the motion be denied. Also on August 6, 2019, the UCC filed a statement in opposition with respect to the Ad Hoc Subrogation Group’s motion, and the Shareholder Group filed an objection to the Ad Hoc Subrogation Group’s motion, both requesting that the motion be denied.

On August 12, 2019, the UCC submitted a proposed competing plan scheduling order for consideration by the Bankruptcy Court. Also on that date, the Debtors filed a statement in support of their opposition to the motions to terminate exclusivity filed by the Ad Hoc Noteholder Committee and the Ad Hoc Subrogation Group, to which the Debtors annexed their own proposed timeline for the submission and confirmation of their plan of reorganization.

A hearing before the Bankruptcy Court was held on August 13, 2019 on the motions to terminate exclusivity filed by the Ad Hoc Noteholder Committee and the Ad Hoc Subrogation Group. On August 14, 2019, the Bankruptcy Court announced that it would not make a ruling on the motions to terminate exclusivity on that day but would endeavor to enter a short form order and decision on those motions by August 16, 2019 or August 19, 2019.

Bar Date

On July 1, 2019, the Bankruptcy Court entered an order approving a deadline of October 21, 2019, at 5:00 p.m. (Pacific Time) (the “Bar Date”) for filing claims against PG&E Corporation and the Utility relating to the period prior to the Petition Date. The Bar Date is subject to certain exceptions, including for claims arising under section 503(b)(9) of the Bankruptcy Code, the bar date for which occurred on April 22, 2019. The Bankruptcy Court also approved the Debtors’ plan to provide notice of the Bar Date to parties-in-interest, including potential wildfire-related claimants and other potential creditors.

Plan Support Agreements (PSAs) with Public Entities

On June 18, 2019, the Debtors entered into PSAs with certain local public entities providing for an aggregate of $1.0 billion to be paid by the Debtors to such public entities pursuant to the Debtors’ Chapter 11 plan of reorganization in order to settle such public entities’ claims against the Debtors relating to the 2018 Camp fire, the 2017 Northern California wildfires and the 2015 Butte fire (collectively, “Public Entity Wildfire Claims”). The Debtors’ Chapter 11 plan of reorganization currently is under development and has not yet been filed with the Bankruptcy Court. The Debtors have entered into a PSA with each of the following public entities or group of public entities, as applicable: (i) the City of Clearlake, the City of Napa, the City of Santa Rosa, the County of Lake, the Lake County Sanitation District, the County of Mendocino, Napa County, the County of Nevada, the County of Sonoma, the Sonoma County Agricultural Preservation and Open Space District, the Sonoma County Community Development Commission, the Sonoma County Water Agency, the Sonoma Valley County Sanitation District and the County of Yuba; (ii) the Town of Paradise; (iii) the County of Butte; (iv) the Paradise Recreation & Park District; (v) the County of Yuba; and (vi) the Calaveras County Water District.

For purposes of each PSA, the local public entities that are party to such PSA are referred to herein as “Supporting Public Entities.”

Additional Information about Accrual for Wildfire-Related Claims

As disclosed in the Debtors’ joint quarterly report on Form 10-Q for the period ended June 30, 2019 (the “Form 10-Q”), the aggregate liability of $17.9 billion for claims in connection with the 2018 Camp fire and the 2017 Northern California wildfires is comprised of (i) $8.5 billion for subrogated insurance claimholders, (ii) $7.5 billion for individual claimholders (including those with uninsured and underinsured property losses, among other claims), (iii) $1.0 billion for the Supporting Public Entities with respect to their Public Entity Wildfire Claims pursuant to the PSAs and (iv) $900 million for clean-up and fire suppression costs.

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge.

3.    INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4.    ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of June 30, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$784
31-60 Days	126
61-90 Days	53
91+ Days	165
Unmailed invoices	152
Total accounts receivable – Customers	1,280
Other (1)	19
Allowance for doubtful accounts	(39)
Accounts receivable – Customers (net)	$1,260

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5.    ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of June 30, 2019.

6.    DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Debtors’ outstanding borrowings and availability under their DIP credit facilities at June 30, 2019:

(in millions)	Aggregate Limit		Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	521	3,479
Total DIP credit facilities	$5,500		$1,500	$—	$521	$3,479

(1) Includes $1.5 billion of letter of credit subfacility.

7.    PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidates balances of its property, plant, and equipment were as follows at June 30, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$60,967
Gas	22,428
Construction work in progress	2,563
Other Plant in Service	20
Total property, plant, and equipment	85,978
Accumulated depreciation	(25,727)
Net property, plant, and equipment	$60,251

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8.    PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9.    LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of June 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,811	$650	$22,461
Wildfire-related Claims (2)	18,012	—	18,012
Trade creditors	1,325	4	1,329
Non-qualified benefit plan	18	125	143
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	278	—	278
Reserve and Others	164	2	166
Total Liabilities Subject to Compromise	$41,829	$781	$42,610

(1) At June 30, 2019, the Debtors had $650 million and $21,526 million in aggregate principal amount of pre-petition indebtedness, respectively. Utility pre-petition financing debt also includes $285 million of accrued contractual interest to the Petition Date.
(2) Based on additional facts and circumstances available to the Debtors as of the date of the Form 10-Q filing, including additional information from Cal Fire, the entry into the PSAs and the status of the Debtors’ efforts to reach a resolution with other holders of wildfire-related claims, the Debtors recorded an additional charge for claims in connection with the 2017 Northern California wildfires in the amount of $2.0 billion and recorded an additional charge for claims in connection with the 2018 Camp fire in the amount of $1.9 billion for the three months ended June 30, 2019.

10.    RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of June 30, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$422,250,000
PG&E Corporation	The Bank of New York Mellon	9023	256,587
PG&E Corporation	Bank of America	7107	750,000
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737
PG&E Corporation	Bank of America	0X30	—

PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Royal Bank of Scotland	2141	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	2,979,500,000
Pacific Gas & Electric Company	Union Bank of California	5581	18,595,301
Pacific Gas & Electric Company	Citibank N. A.	2091	481,445
Pacific Gas & Electric Company	Bank of America	3212	491,701
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	4,796,292
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	97,124
Pacific Gas & Electric Company	Bank of America	7115	2,225,597
Pacific Gas & Electric Company	U.S. Bank	2311	357,914
Pacific Gas & Electric Company	Bank of America	2988	46,720
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	506,888
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	410,450
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	452
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,918,939
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	995,000
Total Funds on Hand for all Accounts (1)(2)			$3,436,685,187

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $176,796,294. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11.    CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended June 30, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$2,756,853,576	$422,389,145	$3,179,242,721
Total receipts (3)	1,877,248,204	4,424,748	1,881,672,952
Total disbursements (3)	(1,620,790,141)	(3,440,345)	(1,624,230,486)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	256,458,063	984,403	257,442,466
Ending Cash (1)(2)	$3,013,311,639	$423,373,548	$3,436,685,187

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.     PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended June 30, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$15
Cash Management	—
NGX - CAISO	1
Public Purpose Programs	7
Shippers / Liens	14
Tax	1
Employee Wage and Benefits	5
Insurance	1
503(b)(9) (1)	8
Total	$52

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.     PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended June 30, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
Baker & Hostettler, LLP	6/5/2019 & 6/26/19	$2,319,212
AP Services, LLC	6/7/2019	1,053,104
Milbank LLP	6/26/2019	1,281,274
Total		$4,653,590

14.     PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended June 30, 2019. Other than reimbursement for reasonable expenses incurred in connection with attending Board of Directors meetings, Board of Directors committee meetings, or participating in other activities undertaken on behalf of the Corporation and the Utility, there were no payments made to non-employee directors during the reporting period.

Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (2)
Name	Title (1)
Melvin J. Christopher	Vice President, Gas Operations	$25,567	(3)
Loraine M. Giammona	Senior Vice President and Chief Customer Officer	44,076
William D. Johnson	Chief Executive Officer and President, PG&E Corporation	208,333
Julie M. Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	39,433
Kathleen B. Kay	Senior Vice President and Chief Information Officer	34,748
Michael A. Lewis	Senior Vice President, Electric Operations	37,500
Janet C. Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	61,866
Dinyar B. Mistry	Senior Vice President, Human Resources and Chief Diversity Officer, PG&E Corporation and Pacific Gas and Electric Company	42,667
John R. Simon	Executive Vice President, PG&E Corporation	50,317
Jesus Soto, Jr.	Senior Vice President, Gas Operations	47,917	(4)
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,083
Fong Wan	Senior Vice President, Energy Policy and Procurement	34,483
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,500
James M. Welsch	Senior Vice President and Chief Nuclear Officer	$52,563	(5)

(1) Except as otherwise noted, all positions have been held at the Utility.
(2) Payments primarily consist of salary.
(3) Mr. Christopher was appointed as Vice President, Gas Operations, effective June 3, 2019.
(4) Mr. Soto resigned from the Utility on June 3, 2019.
(5) Includes annual perquisite allowance of $5,000 paid in June 2019.

15.     REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through June 30, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other	98	2	100
Interest income	(27)	(5)	(32)
Adjustments to LSTC	—	—	—
Trustee fees (1)	—	1	1
Total reorganization items, net	$168	$15	$183

(1) At June 30, 2019, the Corporation and the Utility accrued $416,667 and $250,000, respectively, in fees to the U.S. Trustee.